                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act File Number: 811- 21470
                                                     ----------

             Eaton Vance Tax Advantaged Global Dividend Income Fund
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                                   -----------
                             Date of Fiscal Year End

                                December 31, 2004
                                -----------------
                            Date of Reporting Period


ITEM 1. REPORTS TO STOCKHOLDERS
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[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT DECEMBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND

[GRAPHIC IMAGE]

                      IMPORTANT NOTICES REGARDING PRIVACY,
                       DELIVERY OF SHAREHOLDER DOCUMENTS,
                      PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

  - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

  - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

  - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                1-800-262-1122.

                              --------------------

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

                              --------------------

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

                              --------------------

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at www.sec.gov.

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND as of December 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF MICHAEL R. MACH]
Michael R. Mach, CFA
Co-Portfolio Manager

[PHOTO OF JUDITH A. SARYAN]
Judith A. Saryan, CFA
Co-Portfolio Manager

[PHOTO OF THOMAS H. LUSTER]
Thomas H. Luster, CFA
Co-Portfolio Manager

THE FUND

- Based on share price, Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund), a closed-end fund traded on the New York Stock Exchange, had a total return of 10.11% for the period from inception on January 30, 2004, to December 31, 2004.(1) This return resulted from an increase in share price from $19.10 (offering price, less all commissions and fees) on January 30, 2004, to $19.79 on December 31, 2004, and the distribution of $1.12 per share in dividend income. Based on the Fund's most recent dividend and a closing share price of $19.79 on December 31, 2004, the Fund had a market yield of 11.07%.(2)

- Based on net asset value (NAV) per share of $21.68 on December 31, 2004, and the distribution of $1.12 per share in dividend income, the Fund had a total return of 20.63% for the 11 months ended December 31, 2004.(1)

MANAGEMENT DISCUSSION

- During the 11-month period ending December 31, 2004, U.S. equity markets extended their recent advance. Two continued drivers of equity market strength during the period were the growing U.S. economy and the more favorable investment tax environment created by The Jobs and Growth Tax Relief Reconciliation Act of 2003. The new lower tax rates now being applied to long-term capital gains and to qualified equity dividend income are providing equity investors with a tax environment about as favorable as any we have known since the federal income tax was instituted in 1913.

- Based on the Fund's objective of providing a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation, the Fund was primarily invested in securities that generated a relatively high level of qualifying dividend income (QDI) during the period. At the end of the period, the Fund had approximately 79% of total investments invested in common stocks, approximately 19% of total investments invested in preferred stocks and 2% of total investments in cash equivalents. Within the common stock portfolio, the Fund had 32% of total investments invested in utility and telecommunication stocks. An additional 37% of the Fund's total investments were invested in common stocks diversified across the consumer, industrial and financial sectors.

- The utility stocks owned by the Fund generally outperformed the overall markets throughout the 11-month period ending December 31, 2004. Utility stocks rose during this period, as long-term interest rates declined. Historically, utility and other higher-yielding stocks have tended to do well during periods of declining long-term interest rates. Also throughout this period, many of the utility companies owned by the Fund experienced strong free cash flow generation. This allowed many of the Fund's utility holdings to increase their regular quarterly, semi-annual, or annual dividend payments. In a number of cases, companies held in the Fund's portfolio also rewarded shareholders with special one-time dividend payments.

- In addition to the utility stocks mentioned above, the Fund also benefited from being invested in a broadly diversified basket of other dividend-paying common stocks. Consumer-related stocks held by the Fund generally moved higher during the period, as consumer spending benefited from tax rebates and strong new job creation. Growing demand and increasing commodity prices generally benefited the Fund's holdings in the energy and material sectors. As improving corporate earnings and free cash flow began to fuel a rebound in business spending, industrial stocks held by the Fund also generally benefited.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN SHARE PRICE OR NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. THE RETURNS DO NOT INCLUDE DIVIDENDS DECLARED IN DECEMBER 2004 AND PAYABLE IN 2005. INVESTMENT RETURN AND MARKET PRICE WILL FLUCTUATE SO THAT SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FUND PERFORMANCE DURING CERTAIN PERIODS REFLECTS THE STRONG STOCK MARKET PERFORMANCE AND/OR THE STRONG PERFORMANCE OF STOCKS HELD DURING THOSE PERIODS. THIS PERFORMANCE IS NOT TYPICAL AND MAY NOT BE REPEATED.

(1) PERFORMANCE RESULTS REFLECT THE EFFECT OF LEVERAGE RESULTING FROM THE FUND'S ISSUANCE OF AUCTION PREFERRED SHARES. SHARE PRICE AND NET ASSET VALUE ON 1/30/04 ARE CALCULATED ASSUMING A PURCHASE PRICE OF $20.00 LESS THE SALES LOAD OF $0.90 PER SHARE PAID BY THE SHAREHOLDER.

(2) THE FUND'S MARKET YIELD IS CALCULATED BY DIVIDING THE MOST RECENT DIVIDEND PER SHARE BY THE SHARE PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT. THE MOST RECENT DIVIDEND INCLUDED AN EXTRA $0.07 PER SHARE.

  FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

- During the period, preferred stocks owned by the Fund generated mid-single-digit returns. By comparison, preferred stock returns outpaced fully taxable investment grade bonds by approximately 0.5%. The performance of the Fund's preferred stock holdings generally followed fixed-income benchmarks during the period, posting positive returns during periods of stable or falling interest rates, and negative returns during periods when yields moved higher. During the last 11 months, the volatility associated with owning preferred stocks was greater than usual. The Fund's disciplined and research-intensive approach to managing its preferred portfolio helped allow it to navigate successfully through this period of unusual volatility.

- Since the Fund initially issued its Auction Preferred Shares (APS) leverage in April 2004, we have on a number of occasions moved to extend the maturities of these issues. As of December 31, 2004, the Fund's $750 million in APS borrowings, which represented approximately 31% of the Fund's total assets, maintained a weighted average reset period of 200 days. This compares against a weighted average reset of 105 days when the leverage was first issued. By lengthening the maturity of the Fund's APS borrowings in this manner, the Fund has sought to lower its sensitivity to rising short-term interest rates. Use of financial leverage creates an opportunity for increased income, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the common shares).

- The Fund has invested in non-U.S. securities in both its common and preferred portfolios. These investments have provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of December 31, 2004, approximately 33% of the Fund's total investments were invested in non-U.S. common stocks. In addition, approximately 16% of the Fund's total investments were invested in "Yankee" preferreds. Yankee preferreds are preferred stocks generally issued by large, highly rated, European financial institutions, but denominated in U.S. dollars.

- During the last 11 months, the Fund has twice announced increases in its monthly dividend. The first announcement was on September 15, 2004, when the Fund increased its monthly dividend from $0.1025 to $0.1075 per share, and the second announcement was on December 9, 2004, when the Fund increased its monthly dividend from $0.1075 to $0.1125 per share. Also, on December 9, 2004 the Fund announced a special dividend of $0.0700 per share. The amount of monthly dividend distributions may vary, depending on a number of factors. As Portfolio and market conditions change, the rate of dividends on common shares could change.

- The Fund estimates that virtually all of the income declared by the Fund in calendar year 2004 will be considered QDI, subject to taxation at long-term capital gains rates no greater than 15%.

- The increases in the monthly dividend and the special dividend reflect both the effective implementation of the Fund's dividend capture strategy and the significant number of dividend increases announced by companies represented in the Fund's common stock portfolio.

- The Fund's dividend capture strategy is a trading strategy designed to enhance the level of qualified, tax-advantaged dividend income earned by the Fund. By implementing its dividend capture strategy, the Fund has been able to collect a greater number of dividend payments over the last 11 months than it would have collected by simply adhering to a buy-and-hold strategy.

- The Fund's investment approach is to buy a diversified portfolio of dividend-paying stocks, whether common or preferred, of companies characterized by strong business franchises and solid balance sheets. For common stocks, we generally focus on companies that offer the potential for growth of income and capital appreciation over time. For preferred stocks, we take into consideration the interest rate sensitivity of the investment and our interest rate expectations. We will also maintain our discipline of buying shares in such companies only when we believe they are inexpensive or undervalued relative to the overall market.

- Given the historically low tax rates now applied to qualifying equity dividend income, more companies are paying dividends and many others are growing their dividends at an accelerated rate. This is providing a new concept of growth, a concept of dividend growth that we believe conservative investors are coming to appreciate more and more fully.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND as of December 31, 2004

PERFORMANCE

FUND INFORMATION
as of December 31, 2004

    PERFORMANCE*

    Cumulative Total Returns (by share price, New York Stock Exchange)
    Life of Fund (1/30/04)                                             10.11%

    Cumulative Total Returns (at net asset value)
    Life of Fund (1/30/04)                                             20.63%

    * PERFORMANCE RESULTS REFLECT THE EFFECTS OF LEVERAGE RESULTING FROM THE FUND'S ISSUANCE OF AUCTION PREFERRED SHARES IN APRIL 2004.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN SHARE PRICE OR NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. THE RETURNS DO NOT INCLUDE DIVIDENDS DECLARED IN DECEMBER 2004 AND PAYABLE IN 2005. INVESTMENT RETURN AND MARKET PRICE WILL FLUCTUATE SO THAT SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED.

    [CHART]

    ASSET ALLOCATION**
    By net assets

    Common Stocks      79%
    Preferred Stocks   19%
    Commercial Paper    2%

**Asset Allocation subject to change due to active management.

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND as of December 31, 2004 PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 114.6%

SECURITY                                                       SHARES             VALUE
--------------------------------------------------------------------------------------------------
BEVERAGES -- 1.7%
Diageo PLC(1)                                                         2,000,000   $     28,565,946
--------------------------------------------------------------------------------------------------
                                                                                  $     28,565,946
--------------------------------------------------------------------------------------------------

BUILDING MATERIALS -- 0.7%
Stanley Works                                                           250,000   $     12,247,500
--------------------------------------------------------------------------------------------------
                                                                                  $     12,247,500
--------------------------------------------------------------------------------------------------

CHEMICALS -- 3.4%
Dow Chemical Co. (The)                                                  700,000   $     34,657,000
Lyondell Chemical Co.                                                   750,000         21,690,000
--------------------------------------------------------------------------------------------------
                                                                                  $     56,347,000
--------------------------------------------------------------------------------------------------

COAL -- 1.2%
Fording Canadian Coal Trust(1)                                          250,000   $     19,287,500
--------------------------------------------------------------------------------------------------
                                                                                  $     19,287,500
--------------------------------------------------------------------------------------------------

COMMERCIAL BANKS -- 16.9%
Bank of America Corp.                                                 1,000,000   $     46,990,000
Bank of Nova Scotia(1)                                                1,500,000         50,775,000
Barclays PLC(1)                                                       4,500,000         50,754,790
Barclays PLC ADR                                                         75,000          3,426,000
Canadian Imperial Bank of Commerce(1)                                   171,824         10,358,342
HSBC Holdings PLC(1)                                                  1,000,000         16,847,908
National Bank of Canada(1)                                              350,000         14,477,319
North Fork Bancorporation, Inc.                                         500,000         14,425,000
TCF Financial Corp.                                                     300,000          9,642,000
Wachovia Corp.                                                          775,000         40,765,000
Wells Fargo & Co.                                                       350,000         21,752,500
--------------------------------------------------------------------------------------------------
                                                                                  $    280,213,859
--------------------------------------------------------------------------------------------------

DISTRIBUTORS -- 1.1%
Genuine Parts Co.                                                       400,000   $     17,624,000
--------------------------------------------------------------------------------------------------
                                                                                  $     17,624,000
--------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 14.3%
BCE, Inc.(1)                                                          1,200,000   $     28,956,000
BellSouth Corp.                                                       1,550,000         43,074,500
BT Group PLC(1)                                                       4,000,000         15,619,892
Citizens Communications Co.                                           1,650,000         22,753,500
SBC Communications, Inc.                                              1,850,000   $     47,674,500
Sprint Corp. (FON Group)                                                300,000          7,455,000
Telecom Corp. of New Zealand(1)                                         500,000          2,217,296
Telefonos de Mexico SA ADR(1)                                           200,000          7,664,000
Telstra Corp. Ltd.(1)                                                 3,000,000         11,546,847
Verizon Communications, Inc.                                          1,200,000         48,612,000
--------------------------------------------------------------------------------------------------
                                                                                  $    235,573,535
--------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.5%
Emerson Electric Co.                                                    350,000   $     24,535,000
--------------------------------------------------------------------------------------------------
                                                                                  $     24,535,000
--------------------------------------------------------------------------------------------------
ELECTRICAL / ELECTRONIC MANUFACTURER -- 0.9%
Cooper Industries Ltd., Class A(1)                                      225,000   $     15,275,250
--------------------------------------------------------------------------------------------------
                                                                                  $     15,275,250
--------------------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 2.1%
Bouygues SA(1)                                                          765,000   $     35,340,358
--------------------------------------------------------------------------------------------------
                                                                                  $     35,340,358
--------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 1.5%
Citigroup, Inc.                                                         500,000   $     24,090,000
--------------------------------------------------------------------------------------------------
                                                                                  $     24,090,000
--------------------------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.5%
General Mills, Inc.                                                     500,000   $     24,855,000
--------------------------------------------------------------------------------------------------
                                                                                  $     24,855,000
--------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 0.9%
General Electric Co.                                                    400,000   $     14,600,000
--------------------------------------------------------------------------------------------------
                                                                                  $     14,600,000
--------------------------------------------------------------------------------------------------
INSURANCE -- 1.5%
XL Capital Ltd., Class A(1)                                             325,000   $     25,236,250
--------------------------------------------------------------------------------------------------
                                                                                  $     25,236,250
--------------------------------------------------------------------------------------------------

LODGING AND GAMING -- 0.6%
Harrah's Entertainment, Inc.                                            150,000   $     10,033,500
--------------------------------------------------------------------------------------------------
                                                                                  $     10,033,500
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES             VALUE
--------------------------------------------------------------------------------------------------
MACHINERY -- 1.5%
Caterpillar, Inc.                                                       250,000   $     24,377,500
--------------------------------------------------------------------------------------------------
                                                                                  $     24,377,500
--------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.6%
Baxter International, Inc.                                            1,250,000   $     43,175,000
--------------------------------------------------------------------------------------------------
                                                                                  $     43,175,000
--------------------------------------------------------------------------------------------------

OIL AND GAS -- 11.1%
BP PLC ADR                                                              900,000   $     52,560,000
Centrica PLC(1)                                                       4,499,991         20,378,904
ChevronTexaco Corp.                                                     450,000         23,629,500
Kerr-McGee Corp.                                                        225,000         13,002,750
Statoil ASA(1)                                                        1,000,000         15,789,967
Total SA ADR                                                            525,000         57,666,000
--------------------------------------------------------------------------------------------------
                                                                                  $    183,027,121
--------------------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 0.7%
MeadWestvaco Corp.                                                      350,000   $     11,861,500
--------------------------------------------------------------------------------------------------
                                                                                  $     11,861,500
--------------------------------------------------------------------------------------------------

PHARMACEUTICALS -- 1.1%
GlaxoSmithKline PLC(1)                                                  750,000   $     17,608,841
--------------------------------------------------------------------------------------------------
                                                                                  $     17,608,841
--------------------------------------------------------------------------------------------------

PRINTING AND BUSINESS PRODUCTS -- 1.1%
Donnelley (R.R.) & Sons Co.                                             500,000   $     17,645,000
--------------------------------------------------------------------------------------------------
                                                                                  $     17,645,000
--------------------------------------------------------------------------------------------------

REITS -- 8.8%
AvalonBay Communities, Inc.                                             250,000   $     18,825,000
Boston Properties, Inc.                                                 200,000         12,934,000
Developers Diversified Realty Corp.                                     375,000         16,638,750
General Growth Properties, Inc.                                          75,000          2,712,000
Liberty Property Trust, Inc.                                            250,000         10,800,000
Pan Pacific Retail Properties, Inc.                                      70,000          4,389,000
Public Storage, Inc.                                                    300,000         16,725,000
Rayonier, Inc.                                                          200,000          9,782,000
Shurgard Storage Centers, Inc.                                           75,000          3,300,750
Simon Property Group, Inc.                                              300,000         19,401,000
SL Green Realty Corp.                                                   200,000         12,110,000
Sun Communities, Inc.                                                   200,000   $      8,050,000
Washington REIT                                                         140,800          4,768,896
Weingarten Realty Investors                                             133,000          5,333,300
--------------------------------------------------------------------------------------------------
                                                                                  $    145,769,696
--------------------------------------------------------------------------------------------------

RETAIL-GENERAL -- 1.8%
May Department Stores Co. (The)                                       1,000,000   $     29,400,000
--------------------------------------------------------------------------------------------------
                                                                                  $     29,400,000
--------------------------------------------------------------------------------------------------

RETAIL-SPECIALTY AND APPAREL -- 0.7%
Limited, Inc. (The)                                                     500,000   $     11,510,000
--------------------------------------------------------------------------------------------------
                                                                                  $     11,510,000
--------------------------------------------------------------------------------------------------

TOBACCO -- 3.1%
Altria Group, Inc.                                                      850,000   $     51,935,000
--------------------------------------------------------------------------------------------------
                                                                                  $     51,935,000
--------------------------------------------------------------------------------------------------

TRUCKS AND PARTS -- 0.7%
Paccar, Inc.                                                            150,000   $     12,072,000
--------------------------------------------------------------------------------------------------
                                                                                  $     12,072,000
--------------------------------------------------------------------------------------------------

UTILITIES-ELECTRICAL AND GAS -- 27.4%
Ameren Corp.                                                            268,000   $     13,437,520
American Electric Power Co., Inc.                                       450,000         15,453,000
Dominion Resources, Inc.                                                650,000         44,031,000
DTE Energy Co.                                                          645,800         27,853,354
E.ON AG(1)                                                              500,000         45,448,888
Edison International                                                    650,000         20,819,500
Enel SPA(1)                                                           4,804,200         47,226,087
Entergy Corp.                                                           600,000         40,554,000
Exelon Corp.                                                            660,000         29,086,200
FPL Group, Inc.                                                         350,000         26,162,500
National Grid Transco PLC(1)                                          5,000,000         47,612,224
RWE AG(1)                                                               650,000         35,980,725
Scottish and Southern Energy PLC(1)                                   1,500,000         25,067,067
Scottish Power PLC(1)                                                 2,300,000         17,785,101
Southern Co. (The)                                                      500,000         16,760,000
--------------------------------------------------------------------------------------------------
                                                                                  $    453,277,166
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES             VALUE
--------------------------------------------------------------------------------------------------
WATER UTILITIES -- 4.2%
Kelda Group PLC(1)                                                      515,000   $      6,246,553
Pennon Group PLC(1)                                                     315,000          6,023,970
United Utilities PLC(1)                                               2,300,000         27,741,845
Veolia Environment(1)                                                   813,234         29,444,451
--------------------------------------------------------------------------------------------------
                                                                                  $     69,456,819
--------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $1,640,754,462)                                               $  1,894,940,341
--------------------------------------------------------------------------------------------------

PREFERRED STOCKS -- 26.7%
COMMERCIAL BANKS -- 15.6%
Abbey National Capital Trust I, 8.963%(1)(2)(3)                         170,000   $     23,765,337
Abbey National PLC, 7.375%(1)                                           395,000         10,684,750
ABN AMRO Capital Funding Trust VII, 6.08%(1)                            505,000         12,670,450
Banco Santander, 6.41%(1)(4)                                            908,600         23,260,160
Barclays Bank PLC, 8.55%(1)(2)(3)(4)                                    218,600         26,734,758
BNP Paribas Capital Trust, 9.003%(1)(2)(3)(4)                           150,000         18,505,890
CA Preferred Fund Trust II, 7.00%(1)(2)                                  50,000          5,295,795
CA Preferred Fund Trust, 7.00%(1)(2)                                    250,000         26,361,025
Den Norske Bank, 7.729%(1)(2)(4)                                         50,000          5,797,100
HSBC Capital Funding LP, 9.547%(1)(2)(3)(4)                             210,000         26,191,977
Lloyds TSB Bank PLC, 6.90%(1)(2)                                        220,000         23,253,142
Nordbanken AB, 8.95%(1)(2)(3)(4)                                         15,700          1,880,471
Royal Bank of Scotland Group PLC, 9.118%(1)(2)                          235,750         29,289,108
UBS Preferred Funding Trust I, 8.622%(1)(2)                             150,000         18,374,565
UBS Preferred Funding Trust III, 7.25%(1)                               253,500          6,664,515
--------------------------------------------------------------------------------------------------
                                                                                  $    258,729,043
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.3%
BBVA Preferred Capital Ltd., 7.75%(1)                                   372,500   $      9,848,900
Lehman Brothers Holdings, Inc., 6.50%                                   801,800         21,760,852
Prudential PLC, 6.50%(1)(2)                                             230,000         23,176,042
--------------------------------------------------------------------------------------------------
                                                                                  $     54,785,794
--------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.4%
Dairy Farmers of America, 7.875%(4)                                     222,480   $     23,221,350
--------------------------------------------------------------------------------------------------
                                                                                  $     23,221,350
--------------------------------------------------------------------------------------------------
INSURANCE -- 5.4%
Ace Ltd., 7.80%(1)                                                      280,700   $      7,489,076
AXA, 7.10%(1)(2)                                                        225,000         23,777,280
ING Capital Funding Trust III, 8.439%(1)(2)                             170,000         20,379,158
ING Groep NV, 7.05%(1)                                                  222,300          5,979,870
ING Groep NV, 7.20%(1)                                                  330,000          8,966,100
RenaissanceRe Holdings Ltd., 6.08%(1)                                   441,000         10,526,670
Zurich Regcaps Fund Trust VI(1)(3)(4)                                    12,500         11,812,500
--------------------------------------------------------------------------------------------------
                                                                                  $     88,930,654
--------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL AND GAS -- 1.0%
Duquesne Light, 6.50%                                                   325,000   $     17,062,500
--------------------------------------------------------------------------------------------------
                                                                                  $     17,062,500
--------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
   (IDENTIFIED COST $438,761,612)                                                 $    442,729,341
--------------------------------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.9%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------------
Ranger Funding Co., LLC, 2.15%, 1/3/05                         $         22,982   $     22,979,255
Societe Generale North America, 2.32%, 1/5/05                            24,940         24,933,571
--------------------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $47,912,826)                                               $     47,912,826
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 144.2%
   (IDENTIFIED COST $2,127,428,900)                                               $  2,385,582,508
--------------------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES -- 1.2%                                            $     18,234,493
--------------------------------------------------------------------------------------------------
AUCTION PREFERRED SHARES PLUS
   CUMULATIVE UNPAID
   DIVIDENDS -- (45.4)%                                                           $   (750,002,462)
--------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                              $  1,653,814,539
--------------------------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1)  Foreign security.

(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3) Variable rate security. The stated interest rate represents the interest rate in effect at December 31, 2004.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate value of the securities is $137,404,206 or 8.3% Of the Fund's net assets.

                        See notes to financial statements

COUNTRY CONCENTRATION OF PORTFOLIO

                                                               PERCENTAGE OF
COUNTRY                                                        TOTAL INVESTMENTS     VALUE
-----------------------------------------------------------------------------------------------------
United States                                                        49.9%           $  1,191,034,977
United Kingdom                                                       19.8                 473,142,179
France                                                                9.3                 221,324,369
Canada                                                                5.2                 123,854,161
Germany                                                               3.4                  81,429,613
Bermuda                                                               2.5                  58,527,246
Netherlands                                                           2.0                  47,995,578
Italy                                                                 2.0                  47,226,087
Switzerland                                                           1.5                  36,851,580
Spain                                                                 1.4                  33,109,060
Jersey, C.I                                                           1.1                  26,191,977
Norway                                                                0.9                  21,587,067
Australia                                                             0.5                  11,546,847
Mexico                                                                0.3                   7,664,000
New Zealand                                                           0.1                   2,217,296
Sweden                                                                0.1                   1,880,471
-----------------------------------------------------------------------------------------------------
                                                                    100.0%           $  2,385,582,580

                        See notes to financial statements

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND as of December 31, 2004 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2004

ASSETS

Investments, at value (identified cost, $2,127,428,900)                  $  2,385,582,508
Cash                                                                              223,775
Foreign currency, at value (cost $3,097,961)                                    3,117,870
Receivable for investments sold                                                19,677,895
Receivable from the Investment Adviser                                              7,500
Dividends receivable                                                           12,431,235
Prepaid expenses                                                                  357,996
Tax reclaim receivable                                                            353,500
-----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $  2,421,752,279
-----------------------------------------------------------------------------------------

LIABILITIES

Dividends payable                                                        $     17,159,743
Payable to affiliate for Trustees' fees                                            14,882
Accrued expenses                                                                  760,653
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $     17,935,278
-----------------------------------------------------------------------------------------
AUCTION PREFERRED SHARES (30,000 SHARES OUTSTANDING) AT
   LIQUIDATION VALUE PLUS CUMULATIVE UNPAID DIVIDENDS                    $    750,002,462
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES                                   $  1,653,814,539
-----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Common Shares, $0.01 par value, unlimited number of shares
   authorized, 76,265,527 shares issued and outstanding                  $        762,655
Additional paid-in capital                                                  1,446,944,863
Accumulated net realized loss (computed on the basis of identified cost)      (55,854,731)
Accumulated undistributed net investment income                                 3,589,134
Net unrealized appreciation (computed on the basis of identified cost)        258,372,618
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES                                   $  1,653,814,539
-----------------------------------------------------------------------------------------

NET ASSET VALUE PER COMMON SHARE

($1,653,814,539 DIVIDED BY 76,265,527 COMMON SHARES ISSUED
   AND OUTSTANDING)                                                      $          21.68
-----------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
DECEMBER 31, 2004(1)

INVESTMENT INCOME

Dividends (net of foreign taxes, $7,089,731)                             $    129,575,723
Interest                                                                        1,413,493
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  $    130,989,216
-----------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                   $     16,061,162
Trustees' fees and expenses                                                        24,938
Preferred shares remarketing agent fee                                          1,232,582
Custodian fee                                                                     617,133
Legal and accounting services                                                     126,375
Printing and postage                                                               70,770
Transfer and dividend disbursing agent fees                                        56,275
Organization expenses                                                               7,500
Miscellaneous                                                                     276,872
-----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $     18,473,607
-----------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                            $            705
   Expense reimbursement                                                            7,500
   Reduction of investment adviser fee                                          3,852,426
-----------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                 $      3,860,631
-----------------------------------------------------------------------------------------
NET EXPENSES                                                             $     14,612,976
-----------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    $    116,376,240
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)--
  Investment transactions (identified cost basis)                        $    (55,854,731)
  Foreign currency and forward foreign currency
     exchange contract transactions                                            (1,036,069)
-----------------------------------------------------------------------------------------
NET REALIZED LOSS                                                        $    (56,890,800)
-----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
   Investments (identified cost basis)                                   $    258,153,608
   Foreign currency and forward foreign currency exchange contracts               219,010
-----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    258,372,618
-----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN                                         $    201,481,818
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM INCOME                      $     (9,177,442)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $    308,680,616

(1) For the period from the start of business, January 30, 2004, to December 31, 2004.

                        See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                         PERIOD ENDED
                                                                         DECEMBER 31, 2004(1)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
From operations --
   Net investment income                                                 $          116,376,240
   Net realized loss from investments,
      foreign currency and forward foreign currency
      exchange contract transactions                                                (56,890,800)
   Net change in unrealized appreciation (depreciation) from investments,
      foreign currency and forward foreign currency exchange contracts              258,372,618
   Distributions to preferred shareholders from net investment income                (9,177,442)
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $          308,680,616
-----------------------------------------------------------------------------------------------
Distributions to common shareholders --
   From net investment income                                            $         (102,573,595)
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                               $         (102,573,595)
-----------------------------------------------------------------------------------------------
Capital share transactions --
   Proceeds from sale of common shares                                   $        1,455,916,600
   Reinvestment of distributions to common shareholders                                 666,017
   Offering costs and preferred shares underwriting discounts                        (8,975,099)
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS               $        1,447,607,518
-----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                               $        1,653,714,539
-----------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES
At beginning of period                                                   $              100,000
-----------------------------------------------------------------------------------------------
AT END OF PERIOD                                                         $        1,653,814,539
-----------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED NET
INVESTMENT INCOME INCLUDED IN NET
ASSETS APPLICABLE TO COMMON SHARES
-----------------------------------------------------------------------------------------------
AT END OF PERIOD                                                         $            3,589,134
-----------------------------------------------------------------------------------------------

(1) For the period from the start of business, January 30, 2004, to December 31, 2004.

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

Selected data for a common share outstanding during the periods stated

                                                                                        PERIOD ENDED
                                                                                        DECEMBER 31, 2004(1)(2)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period (Common shares)(3)                                  $      19.100
----------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                                                                      $       1.544
Net realized and unrealized gain                                                                   2.622
Distribution to preferred shareholders from net investment income                                 (0.122)
----------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                               $       4.044
----------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                 $      (1.345)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                                 $      (1.345)
----------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES OFFERING COSTS CHARGED TO PAID-IN CAPITAL                      $      (0.020)
----------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING DISCOUNTS                                                    $      (0.099)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD (COMMON SHARES)                                           $      21.680
----------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD (COMMON SHARES)                                              $      19.790
----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN ON NET ASSET VALUE(4)                                                      20.63%
----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN ON MARKET VALUE(4)                                                         10.11%
----------------------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                                                        PERIOD ENDED
                                                                                        DECEMBER 31, 2004(1)(2)
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+ ++
Net assets applicable to common shares, end of period (000's omitted)                     $     1,653,815
Ratios (As a percentage of average net assets applicable to common shares):
    Net expenses(5)                                                                                  1.08%(6)
    Net expenses after custodian fee reduction(5)                                                    1.08%(6)
    Net investment income(5)                                                                         8.63%(6)
Portfolio Turnover                                                                                    124%
-----------------------------------------------------------------------------------------------------------------
+   The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average net assets applicable to common shares):
    Expenses(5)                                                                                      1.37%(6)
    Expenses after custodian fee reduction(5)                                                        1.37%(6)
    Net investment income(5)                                                                         8.34%(6)
    Net investment income per share                                                       $         1.492
-----------------------------------------------------------------------------------------------------------------
++  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets):
    Net expenses                                                                                     0.77%(6)
    Net investment income                                                                            6.16%(6)
-----------------------------------------------------------------------------------------------------------------
+++ The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average total net assets):
    Expenses                                                                                         0.98%(6)
    Expenses after custodian fee reduction                                                           0.98%(6)
    Net investment income                                                                            5.95%(6)
-----------------------------------------------------------------------------------------------------------------
Senior Securities:
    Total preferred shares outstanding                                                             30,000
    Asset coverage per preferred share(7)                                                 $        80,127
    Involuntary liquidation preference per preferred share(7)                             $        25,000
    Approximate market value per preferred share(8)                                       $        25,000
-----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, January 30, 2004, to December 31, 2004.

(2)  Computed using average common shares outstanding.

(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.90 Per share paid by the shareholder from the $20.00 Offering price.

(4) Total investment return on net asset value is calculated assuming a purchase price at the offering price of $20.00 Less the sales load of $0.90 Per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering of $20.00 Less the sales load of $0.90 Per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis. The returns do not include dividends declared in December 2004 and payable in 2005.

(5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(6)  Annualized.

(7) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(8)  Plus accumulated and unpaid dividends.

                        See notes to financial statements

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND as of December 31, 2004 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 14, 2003. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Fund. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $55,381,517, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire on December 31, 2012.

   D OFFERING COSTS -- Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

   E WRITTEN OPTIONS -- Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

   F PURCHASED OPTIONS -- Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

   G SWAP AGREEMENTS -- The Fund may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or swapped between the parties, which returns are calculated with respect to a notional amount (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index). The Fund will enter into swaps on a net basis. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. These instruments are traded in the over-the-counter market. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

   H FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J INDEMNIFICATIONS -- Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   K OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

   L EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the period from the start of business on January 30, 2004 to December 31, 2004, $705 credit balances were used to reduce the Fund's custodian fee.

2  AUCTION PREFERRED SHARES

   The Fund issued 4,000 shares of Auction Preferred Shares (APS) Series A, 4,000 shares of APS Series B, 4,000 shares of APS Series C, 4,000 shares of APS Series D, 4,000 shares of APS Series E, 4,000 shares of APS Series F and 6,000 shares of APS Series G on April 12, 2004 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are reset weekly for Series A and Series B, approximately monthly for Series E, approximately semi-annually for Series F, and annually for Series C, Series D, and Series G. The reset period for Series C and Series D was changed after the initial public offering for each such series. Dividends are generally paid on the day following the end of the dividend period for Series A, Series B, and Series E. Series C, Series D, Series F and Series G pay accumulated dividends on the first business day of each month and on the day following the end of the dividend period.

   Dividend rate ranges for the period from the commencement of the offering, April 12, 2004 to December 31, 2004 are as indicated below:

   SERIES                           DIVIDEND RATE RANGES
   -----------------------------------------------------
   Series A                             1.08% - 2.50%
   Series B                            1.089% - 2.50%
   Series C                             1.10% - 2.37%
   Series D                            1.15% - 2.595%
   Series E                             1.15% - 2.54%
   Series F                             1.25% - 2.34%
   Series G                                 1.55%

   The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  DISTRIBUTION TO SHAREHOLDERS

   The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding Auction Preferred Shares. In addition, at least annually, the Fund intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on December 31, 2004 are listed below. For the period from the commencement of the offering, the amount of dividends each Series paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

                      APS DIVIDEND              DIVIDENDS PAID TO            AVERAGE APS
                      RATES AS OF            PREFERRED SHAREHOLDERS        DIVIDEND RATES
                      DECEMBER 31,            FOR THE PERIOD ENDED       FOR THE PERIOD ENDED
   SERIES                2004                  DECEMBER 31, 2004(1)      DECEMBER 31, 2004(1)
-----------------------------------------------------------------------------------------------
   Series A              2.500%                   $     1,222,649               1.695%
   Series B              2.450%                   $     1,211,326               1.679%
   Series C              2.370%                   $     1,326,043               1.838%
   Series D              2.595%                   $     1,333,818               1.849%
   Series E              2.540%                   $     1,237,918               1.716%
   Series F              2.340%                   $     1,140,740               1.581%
   Series G              1.550%                   $     1,704,948               1.576%

(1) For the period from the commencement of offering, April 12, 2004, to December 31, 2004.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

   The tax character of the distributions declared for the year ended December 31, 2004 was as follows:

   DISTRIBUTIONS DECLARED FROM:
   -----------------------------------------------------------------
   Ordinary income                            $          111,751,037

   During the year ended December 31, 2004, accumulated undistributed net investment income was decreased by $1,036,069, and accumulated net realized loss was decreased by $1,036,069 primarily due to differences between book and tax treatment of foreign currency gains and losses. This change had no effect on the net assets or the net asset value per share.

   As of December 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Undistributed income                       $    20,748,877
   Capital loss carryforwards                 $    55,381,517
   Unrealized gain                            $   257,899,404
   Other temporary differences                $   (17,159,743)

4  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund. For the period from the start of business, January 30, 2004 to December 31, 2004, the advisory fee amounted to $16,061,162. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

   In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the period from the start of business on January 30, 2004 to December 31, 2004 the Investment Adviser waived $3,780,567 of its advisory fee. The Advisor has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the period from May 1, 2004 to December 31, 2004, the Investment Adviser waived $71,859 of its advisory fee.

   EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, January 30, 2004, to December 31, 2004, EVM reimbursed the Fund $7,500 in organization expenses.

   Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, January 30, 2004, to December 31, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Fund are officers of the above organization.

5  PURCHASES AND SALES OF INVESTMENTS

   Purchases and sales of investments, other than short-term obligations, aggregated $4,498,945,413 and $2,363,577,188, respectively, for the period from the start of business, January 30, 2004, to December 31, 2004.

6  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at December 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                          $           2,127,902,114
   -----------------------------------------------------------------
   Gross unrealized appreciation           $             263,242,108
   Gross unrealized depreciation                          (5,561,714)
   -----------------------------------------------------------------
   NET UNREALIZED APPRECIATION             $             257,680,394
   -----------------------------------------------------------------

7  COMMON SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

                                              PERIOD ENDED
                                              DECEMBER 31, 2004(1)
   -----------------------------------------------------------------
   Sales                                                  76,231,000
   Issued to shareholders electing to receive
      payments of distributions in Fund shares                34,527
   -----------------------------------------------------------------
   NET INCREASE                                           76,265,527
   -----------------------------------------------------------------

(1) For the period from the start of business, January 30, 2004, to December 31, 2004.

8  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

9  FINANCIAL INSTRUMENTS

   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at December 31, 2004.

10 ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

   The Fund held its Annual Meeting of Shareholders on October 29, 2004. The following action was taken by the shareholders:

   ITEM 1: The election of Lynn Stout and Samuel L. Hayes, III as Trustees of the Fund for a three-year term expiring in 2007. Mr. Hayes was designated the Nominee to be elected solely by APS shareholders:

                                              NUMBER OF SHARES
   NOMINEE FOR TUSTEE                  -------------------------------
   ELECTED BY ALL SHAREHOLDERS               FOR            WITHHELD
   -------------------------------------------------------------------
   Lynn Stout                             66,430,055        503,572

                                              NUMBER OF SHARES
   NOMINEE FOR TUSTEE                  -------------------------------
   ELECTED BY APS SHAREHOLDERS               FOR            WITHHELD
   -------------------------------------------------------------------
   Samuel L. Hayes, III                    22,587             82

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND as of December 31, 2004 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund") including the portfolio of investments as of December 31, 2004, and the related statements of operations, changes in net assets, and the financial highlights for the period from January 30, 2004 (commencement of operations), to December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Tax-Advantaged Global Dividend Income Fund at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights from the period January 30, 2004 (commencement of operations), to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2005

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND as of December 31, 2004 FEDERAL TAX INFORMATION (UNAUDITED)

The Form 1099-DIV you received in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

QUALIFIED DIVIDEND INCOME. The Fund designates approximately $116,635,605, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

DIVIDENDS RECEIVED DEDUCTION. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2004 ordinary income dividends, 45.0% qualifies for the corporate dividends received deduction.

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND
DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as a dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of broker age commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND
APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

   This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

   The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                       -----------------------------------------
                                       Please print exact name on account:

                                       -----------------------------------------
                                       Shareholder signature       Date

                                       -----------------------------------------
                                       Shareholder signature       Date

                                       Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

   YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

   THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING
   ADDRESS:

                         Eaton Vance Tax-Advantaged Global Dividend Income Fund c/o PFPC, Inc.
                         P.O. Box 43027
                         Providence, RI 02940-3027
                         800-331-1710

   NUMBER OF EMPLOYEES

   The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

   NUMBER OF SHAREHOLDERS

   As of December 31, 2004, our records indicate that there are 64 registered shareholders and approximately 62,800 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

   If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

                         Eaton Vance Distributors, Inc.
                         The Eaton Vance Building
                         255 State Street
                         Boston, MA 02109
                         1-800-225-6265

   NEW YORK STOCK EXCHANGE SYMBOL

   The New York Stock Exchange Symbol is ETG

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

                                              TERM OF                                  NUMBER OF PORTFOLIOS
                         POSITION(S)        OFFICE AND                                    IN FUND COMPLEX           OTHER
   NAME AND               WITH THE           LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY          DIRECTORSHIPS
DATE OF BIRTH               FUND              SERVICE        DURING PAST FIVE YEARS          TRUSTEE(1)              HELD
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes         Trustee and        Until 2005. 3    Chairman, President and            195             Director of EVC
11/9/41                Vice President     years. Trustee    Chief Executive Officer
                                            since 2003      of BMR, EVC, EVM and EV;
                                                            Director of EV; Vice
                                                            President and Director
                                                            of EVD. Trustee and/or
                                                            officer of 195
                                                            registered investment
                                                            companies in the Eaton
                                                            Vance Fund Complex.
                                                            Mr. Hawkes is an
                                                            interested person
                                                            because of his positions
                                                            with BMR, EVM, EVC and
                                                            EV, which are affiliates
                                                            of the Fund.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III  Chairman of the      Until 2007. 3    Jacob H. Schiff                    195               Director of
2/23/35               Board and Trustee        years.       Professor of Investment                             Tiffany & Co.
                                           Trustee since    Banking                                              (specialty
                                             2003 and       Emeritus, Harvard                                     retailer)
                                          Chairman of the   University Graduate                                and Director of
                                          Board since 2005  School of Business                                   Telect, Inc.
                                                            Administration.                                  telecommunication
                                                                                                             (services company)
William H. Park           Trustee          Until 2005. 3    President and Chief                195                  None
9/19/47                                        years.       Executive Officer, Prizm
                                           Trustee since    Capital Management, LLC
                                               2003         (investment management
                                                            firm) (since 2002).
                                                            Executive Vice President
                                                            and Chief Financial
                                                            Officer, United Asset
                                                            Management Corporation
                                                            (a holding company
                                                            owning institutional
                                                            investment management
                                                            firms) (1982-2001).

Ronald A. Pearlman        Trustee          Until 2006. 3    Professor of Law,                  195                  None
7/10/40                                        years.       Georgetown University
                                           Trustee since    Law Center (since 1999).
                                               2003         Tax Partner, Covington &
                                                            Burling, Washington, DC
                                                            (1991-2000).

Norton H. Reamer          Trustee          Until 2006. 3    President, Chief                   195                  None
9/21/35                                        years.       Executive Officer and a
                                           Trustee since    Director of Asset
                                               2003         Management Finance Corp.
                                                            (a specialty finance
                                                            company serving the
                                                            investment management
                                                            industry) (since
                                                            October 2003).
                                                            President, Unicorn
                                                            Corporation (an
                                                            investment and financial
                                                            advisory services
                                                            company) (since
                                                            September 2000).
                                                            Formerly, Chairman and
                                                            Chief Operating Officer,
                                                            Hellman, Jordan
                                                            Management Co., Inc. (an
                                                            investment management
                                                            company) (2000-2003).
                                                            Formerly, Advisory
                                                            Director of Berkshire
                                                            Capital Corporation
                                                            (investment banking
                                                            firm) (2002-2003).
                                                            Formerly, Chairman of
                                                            the Board, United Asset
                                                            Management Corporation
                                                            (a holding company
                                                            owning institutional
                                                            investment management
                                                            firms) and Chairman,
                                                            President and Director,
                                                            UAM Funds (mutual funds)
                                                            (1980-2000).

Lynn A. Stout             Trustee          Until 2007. 3    Professor of Law,                  195                  None
9/14/57                                        years.       University of California
                                           Trustee since    at Los Angeles School of
                                               2003         Law (since July 2001).
                                                            Formerly, Professor of
                                                            Law, Georgetown
                                                            University Law Center.


Principal Officers who are not Trustees

                                                          TERM OF
                                  POSITION(S)            OFFICE AND
   NAME AND                        WITH THE              LENGTH OF                PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                        FUND                 SERVICE                 DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
Duncan W. Richardson               President             Since 2003        Senior Vice President and Chief
10/26/57                                                                   Equity Investment Officer of EVM and
                                                                           BMR. Officer of 46 registered
                                                                           investment companies managed by EVM
                                                                           or BMR.

Thomas E. Faust Jr.             Vice President           Since 2003        Executive Vice President of EVM,
5/31/58                                                                    BMR, EVC and EV; Chief Investment
                                                                           Officer of EVM and BMR and Director
                                                                           of EVC. Chief Executive Officer of
                                                                           Belair Capital Fund LLC, Belcrest
                                                                           Capital Fund LLC, Belmar Capital
                                                                           Fund LLC, Belport Capital Fund LLC
                                                                           and Belrose Capital Fund LLC
                                                                           (private investment companies
                                                                           sponsored by EVM). Officer of 59
                                                                           registered investment companies
                                                                           managed by EVM or BMR.

Thomas H. Luster                Vice President           Since 2003        Vice President of EVM and BMR.
4/8/62                                                                     Officer of 16 registered investment
                                                                           companies managed by EVM or BMR.

Michael R. Mach                 Vice President           Since 2003        Vice President of EVM and BMR.
7/15/47                                                                    Officer of 29 registered investment
                                                                           companies managed by EVM or BMR.

Judith A. Saryan                Vice President           Since 2003        Vice President of EVM and BMR.
8/21/54                                                                    Officer of 28 registered investment
                                                                           companies managed by EVM or BMR.

Alan R. Dynner                     Secretary             Since 2003        Vice President, Secretary and Chief
10/10/40                                                                   Legal Officer of BMR, EVM, EVD, EV
                                                                           and EVC. Officer of 195 registered
                                                                           investment companies managed by EVM
                                                                           or BMR.

James L. O'Connor                  Treasurer             Since 2003        Vice President of BMR, EVM and EVD.
4/1/45                                                                     Officer of 117 registered investment
                                                                           companies managed by EVM or BMR.

Paul M. O'Neil                       Chief               Since 2003        Vice President of EVM and BMR.
7/11/53                       Compliance Officer                           Officer of 195 registered investment
                                                                           companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on October 29, 2004.

  INVESTMENT ADVISER OF EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


     ADMINISTRATOR OF EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116


                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                 P.O. BOX 43027
                            PROVIDENCE, RI 02940-3027
                                 (800) 262-1122


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022



             EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

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2051-2/05                                                            CE-TAGDISRC
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ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)-(d)

The following table presents aggregate fees billed to the registrant for its first fiscal year ended December 31, 2004 by the registrant's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services rendered by the principal accountant during such period.

The Registrant commenced operations on January 30, 2004. The following table presents the aggregate fees billed to the Registrant for the Registrant's first fiscal year ended December 31, 2004 by the Registrant's principal accountant for professional services rendered for the audit of the Registrant's annual financial statements and fees billed for other services rendered by the principal accountant during such period.

FISCAL YEARS ENDED                              12/31/04*
---------------------------------------------------------
Audit Fees                                      $  70,762

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
Audit-Related Fees(1)                           $   4,950

Tax Fees(2)                                     $   8,000

All Other Fees(3)                               $       0
                                                ---------

Total                                           $  83,712
                                                =========

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant's auction preferred shares.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the registrant's principal accountant other than audit, audit-related, and tax services.

* The Registrant commenced operations on January 30, 2004.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant's principal accountant for the registrant's first fiscal year; and
(ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant's principal accountant for the same time period.

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
FISCAL YEAR ENDED                              12/31/04*
---------------------------------------------------------
Registrant                                      $  12,950

Eaton Vance (1)                                 $ 334,713

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant's investment adviser and administrator.
* The Registrant commenced operations on January 30, 2004.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park and Lynn A. Stout are the members of the registrant's audit committee.

ITEM 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund's investment adviser and adopted the investment adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally

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support company management on proposals relating to environmental and social policy issues and on matters regarding the state of organization of the company. On all other matters, the investment adviser will take management's proposals under advisement but will consider each matter in light of the guidelines set forth in the Policies. Except in the instance of routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders (on which the investment adviser will routinely vote with management), the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies guidelines when it believes the situation warrants such a deviation. The Policy includes voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the investment adviser's general counsel or chief equity investment officer. The general counsel or chief equity investment officer will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policy or the investment adviser will seek instruction on how to vote from the Board.

Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 is available
(1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No such purchases this period.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund's shareholders may recommend nominees to the registrant's Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i)sufficient background information concerning the candidate, INCLUDING EVIDENCE THE CANDIDATE IS WILLING TO SERVE AS AN INDEPENDENT TRUSTEE IF SELECTED FOR THE POSITION; AND (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to

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address any such recommendations IN WRITING to the attention of the Governance
Committee, c/o the Secretary of the Fund. THE SECRETARY SHALL RETAIN COPIES OF ANY SHAREHOLDER RECOMMENDATIONS WHICH MEET THE FOREGOING REQUIREMENTS FOR A PERIOD OF NOT MORE THAN 12 MONTHS FOLLOWING RECEIPT. THE SECRETARY SHALL HAVE NO OBLIGATION TO ACKNOWLEDGE RECEIPT OF ANY SHAREHOLDER RECOMMENDATIONS

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)         Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)      Treasurer's Section 302 certification.
(a)(2)(ii)     President's Section 302 certification.
(b)            Combined Section 906 certification.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE TAX ADVANTAGED GLOBAL DIVIDEND INCOME FUND


By:       /S/ Duncan Richardson
        ----------------------------------------------
        Duncan Richardson
        President

Date:   February 16, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /S/ James L. O'Connor
        ----------------------------
        James L. O'Connor
        Treasurer


Date:   February 16, 2005


By:       /S/ Duncan Richardson
        ----------------------------
        Duncan Richardson
        President


Date:   February 16, 2005